SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


 Pursuant to Section 13 or 15 (d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported):  February 25, 1999


                         EMC CORPORATION
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   (Exact name of registrant as specified in its charter)



Massachusetts                   1-9853             No. 04-2680009
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(State or other jurisdiction   (Commission         (I.R.S. Employer
of incorporation)               File Number)        Identification No.)



35 Parkwood Drive, Hopkinton, MA                   01748
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(Address of principal executive offices)          (zip code)



Registrant's telephone number, including area code: (508) 435-1000
                                                    ---------------


                     N/A
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(Former Name or Former Address, if changed since last report)


Item 5.  Other Events.
---------------------

     On February 25, 1999, EMC Corporation (the "Company") announced that its Board of Directors has approved a two-for-one stock split of its common stock, $.01 par value ("Common Stock"), to be effected in the form of a 100% stock dividend (the "Stock Split"), subject to obtaining stockholder approval of an amendment to the Company's charter to increase the number of shares of authorized Common Stock at the Company's Annual Meeting of Stockholders to be held on May 5, 1999 (the "Charter Amendment"). If the Charter Amendment is approved by the requisite vote of the stockholders, the record date for the Stock Split will be May 14, 1999 and the distribution date will be May 28, 1999.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMC CORPORATION



                                   By: /s/ Colin G. Patteson
                                       ----------------------------
                                       Colin G. Patteson
                                       Senior Vice President,
                                       Chief Administrative Officer
                                       and Treasurer



Date:     February 25, 1999